As filed with the Securities and Exchange Commission on July 24, 2009
Registration No. 333- 159795

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Post-Effective Amendment No. 1
to the FORM S-8
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
M&T BANK CORPORATION
(Exact name of registrant as specified in its charter)

New York	16-0968385
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One M&T Plaza Buffalo, New York (Address of Principal Executive Offices)	14203 (Zip Code)
PROVIDENT BANKSHARES CORPORATION AMENDED AND RESTATED STOCK OPTION PLAN
PROVIDENT BANKSHARES CORPORATION 2004 EQUITY COMPENSATION PLAN
SOUTHERN FINANCIAL BANCORP, INC. 1993 STOCK OPTION AND INCENTIVE PLAN (As Amended and Restated in
2001)
(Full title of the plans)
Brian R. Yoshida
Administrative Vice President and Deputy General Counsel
M&T Bank Corporation
One M&T Plaza Buffalo, New York 14203
(716) 842-5464
(Name, address and telephone number, including area code, of agent for service)
This Post-Effective Amendment No. 1 is being filed to add an assumed plan and exhibits to the
Registration Statement without increasing the amount of securities registered under the
Registration Statement and shall become effective upon filing with the Securities and Exchange
Commission pursuant to Rule 464 under the Securities Act of 1933.

PART II
Explanatory Note
     This Post-Effective Amendment No. 1 to the Registration Statement adds the Southern Financial Bancorp, Inc. 1993 Stock Option And Incentive Plan (As Amended And Restated In 2001), outstanding options under which were assumed by M&T Bank Corporation in connection with its acquisition of Provident Bankshares Corporation on May 23, 2009, to the Registration Statement filed by M&T Bank Corporation (the “Registrant”) on June 5, 2009. The Registration Statement registered a sufficient amount of common stock of M&T Bank Corporation to cover its obligations under this plan. Item 8 and the Exhibit Index of the Registration Statement are also hereby amended.
Item 8. Exhibits.

EXHIBIT NO.	DESCRIPTION

4.1	Provident Bankshares Corporation Amended and Restated Stock Option Plan (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 filed June 5, 2009).

4.2	Provident Bankshares Corporation 2004 Equity Compensation Plan (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-8 filed June 5, 2009).

4.3	Southern Financial Bancorp, Inc. 1993 Stock Option and Incentive Plan (As Amended and Restated in 2001), filed herewith.

5.1	No opinion of counsel required as the securities being registered are not original issuance securities

23.1	Consent of PricewaterhouseCoopers LLP, filed herewith.

24.1	Power of attorney (incorporated by reference to Exhibit 24.1 to the Registration Statement on Form S-8 filed June 5, 2009).

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, M&T certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Buffalo, New York on July 24, 2009.

M&T BANK CORPORATION
By:	/s/ Brian R. Yoshida
Brian R. Yoshida, Administrative Vice
President and Deputy General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on July 24, 2009.

Signature	Title

* Robert G. Wilmers	Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

* René F. Jones	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

* Michael R. Spychala	Senior Vice President and Controller (Principal Accounting Officer)

* Brent D. Baird	Director

* Robert J. Bennett	Director

* C. Angela Bontempo	Director

* Robert T. Brady	Director

* Michael D. Buckley	Director

* T. Jefferson Cunningham III	Director

* Mark J. Czarnecki	Director

* Colm E. Doherty	Director

Signature	Title

* Patrick W.E. Hodgson	Director

* Richard G. King	Director

* Jorge G. Pereira	Vice Chairman of the Board

* Michael P. Pinto	Vice Chairman of the Board

* Robert E. Sadler, Jr.	Vice Chairman of the Board

* Melinda R. Rich	Director

Eugene J. Sheehy	Director

* Herbert L. Washington	Director

* By:	/s/ Brian R. Yoshida
Brian R. Yoshida

(Attorney-in-Fact) Pursuant to Power of Attorney filed herewith

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
4.1	Provident Bankshares Corporation Amended and Restated Stock Option Plan (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 filed June 5, 2009).

4.2	Provident Bankshares Corporation 2004 Equity Compensation Plan (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-8 filed June 5, 2009).

4.3	Southern Financial Bancorp, Inc. 1993 Stock Option and Incentive Plan, filed herewith.

5.1	No opinion of counsel required as the securities being registered are not original issuance securities

23.1	Consent of PricewaterhouseCoopers LLP, filed herewith.

24.1	Power of attorney (incorporated by reference to Exhibit 24.1 to the Registration Statement on Form S-8 filed June 5, 2009).